Exhibit 99.2

                                 INTERPOOL, INC.

                                 EXCHANGE OFFER
                                TO HOLDERS OF ITS
                              7.35% NOTES DUE 2007

                          NOTICE OF GUARANTEED DELIVERY

         This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Interpool, Inc. (the "Company") made pursuant to the Prospectus dated __________________, 1997 (the "Prospectus") and the accompanying Letter of Transmittal, if certificates for the above-referenced Notes (the "Private Notes") are not immediately available or time will not permit all required documents to reach the Exchange Agent (as defined below) prior to the Expiration Date (as defined in the Prospectus) of the Exchange Offer (as defined below) or if the procedures for book-entry transfer cannot be completed on a timely basis. Such form may be delivered by hand or transmitted by telegram, facsimile transmission or mail to the Exchange Agent.

       To: UNITED STATES TRUST COMPANY OF NEW YORK (THE "EXCHANGE AGENT")

BY REGISTERED OR                   BY HAND:               BY OVERNIGHT COURIER:
CERTIFIED MAIL:
                              United States Trust          United States Trust
 United States Trust               Company                      Company
       Company                   of New York                  of New York
     of New York                111 Broadway              770 Broadway, 13th
     P.O. Box 844                Lower Level                     Floor
Attn: Corporate Trust       Attn: Corporate Trust         New York, New York
       Services                   Services                       10003
    Cooper Station           New York, New York          Attn: Corporate Trust
  New York, New York                10006                      Services
      10276-0844


                              CONFIRM BY TELEPHONE:
                                 1-800-548-6565

                            FACSIMILE TRANSMISSIONS:
                          (ELIGIBLE INSTITUTIONS ONLY)
                     United States Trust Company of New York
                                 (212) 420-6152
                         Attn: Corporate Trust Services



          DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS
          OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS
                 VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER
                   THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE
                                A VALID DELIVERY.

 Ladies and Gentlemen:

         The undersigned hereby tenders to the Company upon the terms and conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the principal amount of Private Notes set forth below, pursuant to the guaranteed delivery procedure described in the Prospectus and the Letter of Transmittal.

Signature(s) ________________________     Address _____________________________

_____________________________________     _____________________________________

Name(s)______________________________     Area Code and Tel.No.(s)_____________

_____________________________________     If Private Notes will be delivered by
 Please Type or Print                     book-entry transfer, check box and
                                          provide account number.

Certificate Nos. (if available)______     |_|The Depository Trust Company
                                          Account Number:______________________
Principal Amount of Private Notes
Represented by Certificate(s)_______________________


                                    GUARANTEE

         The undersigned, member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), hereby guarantees (a) that the above-named person(s) own(s) the above-described securities tendered hereby within the meaning of Rule 10b-4 under the Exchange Act, (b) that such tender of the above-described securities complies with Rule 10b-4 and (c) that delivery to the Exchange Agent of certificates representing the principal amount of Private Notes tendered hereby, in proper form for transfer, or timely confirmation of the book-entry transfer of such Private Notes into the Exchange Agent's account at the Depository Trust Company, in either case with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees and any other required documents, will be received by the Exchange Agent at one of its addresses set forth above, no later than five New York Stock Exchange trading days after the date of execution of this Notice of Guaranteed Delivery.


-----------------------------------------  -----------------------------------
             Name of Firm                          Authorized Signature

----------------------------------------   -----------------------------------
                Address                                    Title

---------------------------------------
                  Zip Code                         Please Type or Print

Area Code and Tel. No._________________    Dated______________________________